Exhibit 10.82

Restricted Stock Unit Award Certificate

Granted To:	Name
Street Address
City, State Zip Code

You have been granted Restricted Stock Units (“RSUs”) of Barnes & Noble, Inc., as described below. Subject to the terms of the Restricted Stock Unit Award Agreement, and the Amended and Restated Barnes & Noble, Inc. 2009 Incentive Plan (the “Plan”) each RSU constitutes an unfunded and unsecured promise of the Company to deliver to you one share of common stock of Barnes & Noble, Inc., par value $0.001 per share.

Employee ID:	XXXXXXXXX

Grant Date:	July 15, 2015	Number of RSUs Granted:	XXXXX

Vesting Schedule:

By your signature below, you agree that these RSUs are awarded under and governed by the terms and conditions of the Plan, the Restricted Stock Unit Award Agreement and the Insider Trading Policy, all of which are attached and made a part of this document.

Signature:	Date:

NOTE: If there are any discrepancies in the name or address shown above, please make the appropriate correction on this form.

PLEASE RETURN TO:

Barnes & Noble, Inc.

1400 Old Country Road

Westbury, New York 11590

Attn: Cheryl Caponi, Human Resources

(516) 338-8471